UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2008 (May 27, 2008)

ZAP
(Exact name of registrant as specified in its charter)

California	001-32534	94-3210624
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

501 Fourth Street Santa Rosa, CA	95401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (707) 525-8658

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On May 27, 2008, ZAP issued a press release announcing the appointment of Mr. Egbal Al Yousuf as Chairman of Board of Directors.  Mr. Al Yousuf has served as a director of ZAP since December 2007.  The appointment was ratified and confirmed by ZAP’s Board of Directors at meeting held on June 2, 2008.  Founder and former Chairman Gary Starr will continue his role with ZAP and remain on its Board of Directors.

A copy of the press release is incorporated by reference and filed as Exhibit 99.1 to this report.

Item 9.01(c)   Exhibits

Exh. No.               Description

99.1                      Press Release of ZAP dated May 27, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP

Date: June 3, 2008	By: /s/ Steven M. Schneider
Steven M. Schneider
Chief Executive Officer

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